Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED
UNDER 17 C.F.R. §§ 200.80(b)(4), 240.24B-2

August 7th, 2018

Ionis Pharmaceuticals, Inc. 2855 Gazelle Court Carlsbad, CA 92010 Attention: Chief Operating Officer	Ionis Pharmaceuticals, Inc. 2855 Gazelle Court Carlsbad, CA 92010 Attention: General Counsel

Re:	Second Amendment to Research Collaboration, Option and License Agreement of December 22, 2014

Dear Madame or Sir:

Reference is made to the Research Collaboration, Option and License Agreement of December 22, 2014 (the “Agreement”), by and between Janssen Biotech Inc. (“JBI”), and Ionis Pharmaceuticals, Inc. (formerly Isis Pharmaceuticals, Inc.; hereinafter “Ionis”), or individually as “Party” or collectively as “Parties.” Reference is also made to the First Amendment of December 21, 2016 (“First Amendment”) between JBI and Ionis.  This document is a “Second Amendment” to the Agreement and the “Second Amendment Effective Date” shall be the date of the last signature below.

In general, the Parties agreed to modify the Agreement to reflect alignment on the terms and conditions which will enable JBI to expand the JBI [***] Field to include the [***] delivery of the JBI [***] Development Candidate.

To effectuate the agreed upon changes, the Parties agree to the provisions described herein.  Defined terms used but not defined herein have the meaning ascribed to such terms in the Agreement.

July, 2018
Second Amendment

Agreement Provisions

Confirmation – Section 3.1 – JBI has exercised its Option for the [***] Development Candidate (IONIS-[***]) and has paid the License Fee under Section 6.4.

Amendment of Section 4.1.6 – The Parties agree that Section 4.1.6 of the Agreement which was added in the First Amendment is hereby deleted in its entirety and replaced with the following:

[***] Administration of JBI [***] Development Candidate. The Parties acknowledge that JBI has elected to expand the JBI [***] Field to include the [***] delivery of the JBI [***] Development Candidate for the treatment of diseases of the gastrointestinal tract (“Expanded GI Field”) by providing the JRC written notice of such [***] election.

In order for JBI to retain its right to develop the JBI [***] Development Candidate in the Expanded GI Field, JBI shall pay an expansion fee of $[***] (“Expansion Fee”) to Ionis upon JBI’s decision to progress the JBI [***] Development Candidate to a [***] [***] with [***] delivery. In the event that Janssen makes the decision to discontinue the development of any and all [***] formulations of the JBI [***] Development Candidate prior to a [***] with [***] delivery, JBI shall pay the expansion fee to Ionis upon the later of (1) [***] and (2) [***].  If JBI has not paid Ionis the Expansion Fee in accordance with this section 4.1.6 by the start of the [***], then JBI’s right to develop the JBI [***] Development Candidate in the Expanded GI Field will expire. JBI and Ionis will negotiate commercially reasonable terms for managing the continued Development and Commercialization of IONIS-[***] in the Expanded GI Field in accordance with Section 5.7.

If JBI progresses a JBI [***] Development Candidate in the Expanded GI Field, all other provisions of the Agreement shall apply to the Expanded GI Field and, if applicable, Net Sales from [***] delivered and a [***] delivered JBI [***] Development Candidate will be aggregated when calculating payments due under the Agreement royalty tiers.

Amendment of Section 5.7 - The Parties agree that Section 5.7 which was added in the First Amendment is hereby deleted in its entirety and replaced with the following:

Development and Commercialization Cooperation. The Parties will convene to negotiate commercially reasonable terms for managing the continued Development and Commercialization of IONIS-[***] by both Parties, including procedures for the mutual exchange of [***] and [***] information associated with IONIS-[***] no later than [***] days following the later of (1) [***] or (2) [***].

Except as otherwise expressly provided herein, the Agreement shall remain in full force and effect without any amendments or modifications.  This Second Amendment may be executed in separate counterparts, each of which, whether delivered by electronic mail, or otherwise is deemed to be an original, and all of which taken together shall constitute one and the same instrument.  This Second Amendment shall be effective as of the Second Amendment Effective Date.  If the above reflects your understanding of the rights and obligations of the Parties under the Agreement, please acknowledge your agreement of the foregoing by executing the countersignature below.

July, 2018
Second Amendment

Very truly yours,

/s/ Catherine Owen
Catherine Owen

President, JBI Biotech, Inc.

AGREED & ACCEPTED:

/s/ Brett Monia
Name: Brett Monia
Title: Chief Operating Officer
Date: August 13, 2018

Ionis Pharmaceuticals, Inc.